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                                                                    EXHIBIT 10.4
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                             TERMINATION AGREEMENT
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     THIS TERMINATION AGREEMENT dated as of May 18, 1999 (the "Agreement") is entered into by and between Saf T Lok Incorporated, a Florida corporation
("STL") and Empire Consulting Ltd., Inc. a New York corporation ("Empire").

     WHEREAS, STL and United Safety Action Incorporated ("United") entered into a Non-Exclusive Distribution and Pricing Agreement dated as of February 11, 1998 (the "Distribution Agreement") to provide for the distribution by United of certain gun-locking devices manufactured by STL, subject to the terms set forth therein; and

     WHEREAS, STL entered into an agreement (the "Consulting Agreement") with Empire on February 11, 1998 to compensate Empire for procuring the Distribution Agreement, and for orders of gun locks placed with STL, pursuant to which STL agreed to pay Empire a 15% commission of the gross dollar amount of gun-lock orders placed by Empire and an additional 15% of the amount paid to STL upon the exercise of the ADA Warrants; and

     WHEREAS, STL and Empire desire to terminate the Consulting Agreement in the manner and pursuant to the provisions set forth herein.

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, STL and Empire hereby agree as follows:

     1.   Termination of Consulting Agreement.  Notwithstanding any provision to
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the contrary contained in the Consulting Agreement, STL and Empire hereby agree to terminate the Consulting Agreement subject to the express terms set forth herein, effective as of the date first set forth above. Empire hereby acknowledges that as of the date hereof, Empire is not entitled to any compensation under the Consulting Agreement with respect to any STL products previously delivered to United or any other person or entity. Empire consents to the termination of the Distribution Agreement, the Undertaking and the ADA Warrants pursuant to the May 18, 1999 Amendment to and Termination of Non-Exclusive Distribution and Pricing Agreement between STL and United and the May 18, 1999 Termination Agreement between STL and ADA, which agreements Empire has read and understood.

     2.   Covenants of Empire.   Empire covenants, warrants and represents that
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it has not assigned or otherwise conveyed its interest in the Consulting
Agreement to any other party and that it will indemnify STL and hold it harmless against any claim to compensation hereunder by any party claiming by, under of through Empire.

     3.   Mutual Release.  Empire and STL agree to execute and deliver to each
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other a Mutual Release in the form attached as Exhibit C.1.
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     4.   Further Assurances.  Empire and STL agree and covenant that each will
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execute promptly such other documents and instruments as shall be requested by the other to effectuate the purposes of this Agreement, but in any event within three (3) business days of the receipt of any such request, any such request to be deemed received upon delivery by facsimile to: Robert L. Ruben, Esquire, Ruben & Aronson, LLP, 3299 K Street, N.W., Suite 403, Washington, D.C. 20007,
Fax: (202) 965-3700, on behalf of STL, and Edward H. Burnbaum, Esquire, Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42nd Street, New York, New York 10017, Fax: (212) 986-2907, on behalf of Empire.

     5.   Governing Law.  This Agreement and any disputes or claims arising
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hereunder shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

     6.   Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be deemed an original and all of which shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                    SAF T LOK INCORPORATED


                                    By:  /s/ Frank Brooks
                                         ----------------
                                    Name:  Frank Brooks
                                           --------------
                                    Its:  Chairman
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                                    EMPIRE CONSULTING LTD. INC.


                                    By:  /s/
                                         ----------------
                                    Name:________________
                                    Its:_________________